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                        NATIONWIDE SEPARATE ACCOUNT TRUST

                        Nationwide Strategic Growth Fund
                         Nationwide Strategic Value Fund
                          Nationwide Mid Cap Index Fund
                         Nationwide Small Cap Value Fund
                        Nationwide Small Cap Growth Fund
                            Nationwide Global 50 Fund
                          Nationwide Equity Income Fund
                            Nationwide Balanced Fund
                        Nationwide Multi Sector Bond Fund
                        Nationwide High Income Bond Fund

                    Prospectus Supplement Dated July 31, 2000
                         to Prospectus dated May 1, 2000

Effective October 1, 2000, the disclosure on page 12 of the above referenced prospectus, under the section entitled "Investment Strategies of the Multiple Subadvisers" is hereby amended to reflect the fact that Waddell & Reed Investment Management Company has recently replaced Franklin Advisers, Inc. ("Franklin") as one of the Nationwide Small Cap Growth Fund's subadvisers. As a result, all disclosure regarding Franklin should be replaced with the following:

Waddell & Reed Investment Management Company ("WRIMCO") seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:
     -        aggressive or creative management;
     -        technological or specialized expertise;
     -        new or unique products or services; and;
     -        entry into new or emerging industries.

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

Also effective October 1, 2000, the disclosure on page thirty-seven under the section regarding Franklin shall be replaced with the following:

Small Cap Growth Fund. Waddell & Reed Investment Management Company (WRIMCO) is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201-9217. WRIMCO acts as investment manager to numerous investment companies and accounts. As of December 31, 1999, WRIMCO managed over $37.3 billion in assets.

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PORTFOLIO MANAGERS. Mark G. Seferovich is Senior Vice President of WRIMCO and
Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Seferovich has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO.

Grant P. Sarris is Vice President of WRIMCO and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Sarris served as an investment analyst with WRIMCO and its predecessor from October 1, 1991 to January 1, 1996. From January 1996 to May 1998, Mr. Sarris served as an assistant portfolio manager for WRIMCO, and since May 1998, he has served as a portfolio manager. Mr. Sarris has been an employee of WRIMCO since October 1, 1991.